SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2005

Hooper Holmes, Inc.

(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920

(Address of principal executive officers) (zip)

Registrant’s telephone number, including area code (908) 766-5000

None

(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2005, Hooper Holmes, Inc., issued a press release announcing its financial results for the quarter and year ended December 31, 2004, a copy of which is attached as Exhibit 99.1.

Item 8.01 Other Events.

On February 17, 2005, Hooper Holmes, Inc. issued a press release announcing the creation of the “Office of the Chair” and the promotions of Michael Benton, John Spenser and Daniel Ross, a copy of which is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated March 1, 2005
99.2	Press release dated February 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

By:	/s/ Fred Lash
Fred Lash
Senior Vice President,
Chief Financial Officer & Treasurer

Date: March 3, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Hooper Holmes, Inc. on March 1, 2005.

99.2	Press release issued by Hooper Holmes, Inc. on February 17, 2005.